January 15, 1999

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                           SUPPLEMENT TO PROSPECTUS
                              DATED MAY 1, 1998

EFFECTIVE IMMEDIATELY, THE FOLLOWING PROCEDURE SHOULD BE USED BY PARTICIPATING INSURANCE COMPANIES AND ELIGIBLE PLANS FOR THE PURCHASE OF SHARES OF THE FUND BY WIRE.
     Wire payments may be made if the bank account of the Participating Insurance Company or Eligible Plan is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900118474/THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.), for purchase of Fund shares. The wire must include the Fund account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number if applicable of the Participating Insurance Company or Eligible Plan.

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EFFECTIVE SEPTEMBER 14, 1998, THE FOLLOWING INFORMATION SUPPLEMENTS AND
SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE TENTH PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."
     Paul A. Hilton serves as the Fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has been employed by The Dreyfus Corporation since August 1998. From April 1997 through August 1998, he was a Research Analyst in the Social Awareness Investment program at Smith Barney Asset Management, a division of Travelers Group. From May 1995 through April 1997, he served as a Project Director for corporate social responsibility research at the Council on Economic Priorities.

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     Pursuant to ongoing negotiations, the ownership interests in Sloan
Financial Group, Inc., the parent company of NCM Capital Management Group, Inc. ("NCM"), the Fund' s sub-investment adviser, are expected to be redistributed in two separate phases (the "Transaction"). Phase I of the Transaction was completed on December 14, 1998. Because the completion of Phase II of the Transaction may constitute an "assignment" of the Fund' s current Sub-Investment Advisory Agreement (the "Current Sub-Advisory Agreement") under the Investment Company Act of 1940, as amended, which would result in its automatic termination, the Fund's Board was asked to consider, subject to stockholder approval, a new Sub-Investment Advisory Agreement (the "New Sub-Advisory Agreement") the terms of which are identical to the terms of the Current Sub-Advisory Agreement in all material respects. At a meeting of the Fund's Board of Directors held on January 14, 1999, the Board approved the New Sub-Advisory Agreement.
     Stockholders of the Fund will be asked to vote on the New Sub-Advisory Agreement at Special Joint Meetings of Stockholders of the Fund and The Dreyfus Third Century Fund, Inc. ("DTCF"), which will be held on or about April 14,1999. It is currently contemplated that if stockholder approval is obtained only for the Fund or only for DTCF (with respect to the same proposal for that fund), but is not obtained for the other fund, Phase II of the Transaction will not be consummated, the New Sub-Advisory Agreement will not take effect for either fund, and the Current Sub-Advisory Agreement of each fund will continue in full force and effect in accordance with its terms.

(CONTINUED ON REVERSE SIDE)
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If stockholders of both funds approve the New Sub-Advisory Agreements, such
Agreements would become effective upon the completion of Phase II of the Transaction, which, it is currently contemplated, would occur shortly after the approval by both funds' stockholders. If Phase II is not consummated for any other reason, the New Sub-Advisory Agreement will not take effect for either fund and the Current Sub-Advisory Agreement of each fund will continue in full force and effect in accordance with its terms.